UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
__________________

FORM 8-K
 __________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): December 13, 2013

Commission File Number 1-12803

URSTADT BIDDLE PROPERTIES INC.
(Exact Name of Registrant in its Charter)

MARYLAND	04-2458042
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

321 Railroad Avenue, Greenwich, CT	06830
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (203) 863-8200

N/A
(Former Name or Former address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                          Results of Operations and Financial Condition
On December 13, 2013 Urstadt Biddle Properties Inc. (the "Company") issued a press release, which sets forth the results of operations and financial condition of the Company for the quarter ended October 31, 2013.  A copy of the Company's press release is attached hereto as Exhibit 99.1.  Such information shall not be deemed "filed" for any purpose of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in  such filing.
Item 9.01                          Financial Statements and Exhibits.
(a)	Not applicable
(b)	Not applicable
(c)	Not applicable.
(d)	The following exhibit is furnished as part of this report:
Press release dated December 13, 2013 is filed as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 17, 2013	URSTADT BIDDLE PROPERTIES INC.
(Registrant)

/s/ John T. Hayes
John T. Hayes
Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.
99.1	Press Release dated December 13, 2013